Exhibit 99.1

Contact: Liz Sharp, VP Investor Relations

American Outdoor Brands Corporation

(413) 747-6284

lsharp@aob.com

American Outdoor Brands Corporation Reports

First Quarter Fiscal 2019 Financial Results

SPRINGFIELD, Mass., August 30, 2018 — American Outdoor Brands Corporation (NASDAQ Global Select: AOBC), one of the world’s leading providers of firearms and quality products for the shooting, hunting, and rugged outdoor enthusiast, today announced financial results for the first quarter fiscal 2019, ended July 31, 2018.

First Quarter Fiscal 2019 Financial Highlights

•	Quarterly net sales were $138.8 million compared with $129.0 million for the first quarter last year, an increase of 7.6%.

•	Gross margin for the quarter was 37.8% compared with 31.5% for the first quarter last year.

•	Quarterly GAAP net income was $7.6 million, or $0.14 per diluted share, compared with a loss of $2.2 million, or $(0.04) per diluted share, for the comparable quarter last year.

•

Quarterly Non-GAAP net income was $11.7 million, or $0.21 per diluted share, compared with $1.2 million, or $0.02 per diluted share, for the comparable quarter last year. GAAP to non-GAAP adjustments to net income exclude a number of acquisition-related costs, including amortization, one-time transaction costs, and a change in contingent consideration liability. For a detailed reconciliation, see the schedules that follow in this release.

•	Quarterly non-GAAP Adjusted EBITDAS was $28.4 million, or 20.4% of net sales, compared with $12.9 million, or 10.0% of net sales, for the comparable quarter last year.

James Debney, American Outdoor Brands Corporation President and Chief Executive Officer, commented, “We are pleased with our operational and financial results for the first quarter. Our increased profitability was driven by consumer preference for our new products, reduced promotions versus the prior year, and solid progress on a number of our expense reduction initiatives.

“In our Firearms segment, we introduced several new products and extensions under our Performance Center, M&P, and Thompson/Center brands. New products, which we define as products launched within the past twelve months, represented 28.5% of our firearm revenue and included strong sales of our M&P Shield 380 EZ pistol, which we launched in February. That pistol has been extremely well received by our consumers and continues to gain momentum. Our Outdoor Products & Accessories segment generated approximately 25% of our total revenue in the quarter, and Crimson Trace further expanded its product offerings in this segment with the launch of several new rail mounted lights. Lastly, we achieved several milestones in the development of our new Logistics & Customer Services facility in Missouri, a strategic initiative that will ultimately allow us to better serve our customers.”

Jeff Buchanan, Executive Vice President, Chief Financial Officer, and Chief Administrative Officer, commented, “During the quarter, we paid down $25.0 million on our line of credit, reducing that balance to zero. Our balance sheet remains strong with approximately $25.2 million of cash and $135.9 million of total net debt, as compared with nearly $200.0 million of net debt at the end of the comparable quarter last year. We have available an unused, $350 million line of credit which is expandable to $500 million.”

Financial Outlook

AMERICAN OUTDOOR BRANDS CORPORATION

NET SALES AND EARNINGS PER SHARE GUIDANCE, INCLUDING GAAP TO NON-GAAP RECONCILIATION

(Unaudited)

	Range for the Three Months Ending October 31, 2018		Range for the Year Ending April 30, 2019
Net sales (in thousands)	$150,000	$160,000	$620,000	$630,000

GAAP income per share - diluted	$0.04	$0.08	$0.32	$0.36
Amortization of acquired intangible assets	0.10	0.10	0.39	0.39
Inventory step-up expense	—	—	0.01	0.01
Transition costs	—	—	0.02	0.02
Tax effect of non-GAAP adjustments	(0.03)	(0.03)	(0.12)	(0.12)

Non-GAAP income per share - diluted	$0.11	$0.15	$0.62	$0.66

Conference Call and Webcast

The company will host a conference call and webcast today, August 30, 2018, to discuss its first quarter fiscal 2019 financial and operational results. Speakers on the conference call will include James Debney, President and Chief Executive Officer, and Jeffrey D. Buchanan, Executive Vice President, Chief Financial Officer, and Chief Administrative Officer. The conference call may include forward-looking statements. The conference call and webcast will begin at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time). Those interested in listening to the conference call via telephone may call directly at (844) 309-6568 and reference conference identification number 5599638. No RSVP is necessary. The conference call audio webcast can also be accessed live and for replay on the company’s website at www.aob.com, under the Investor Relations section. The company will maintain an audio replay of this conference call on its website for a period of time after the call. No other audio replay will be available.

Reconciliation of U.S. GAAP to Non-GAAP Financial Measures

In this press release, certain non-GAAP financial measures, including “non-GAAP net income,” “Adjusted EBITDAS,” and “free cash flow” are presented. From time-to-time, the company considers and uses these supplemental measures of operating performance in order to provide the reader with an improved understanding of underlying performance trends. The company believes it is useful for itself and the reader to review, as applicable, both (1) GAAP measures that include (i) amortization of acquired intangible assets, (ii) transition costs, (iii) acquisition-related costs, (iv) fair value inventory step-up, (v) corporate rebranding expenses, (vii) the tax effect of non-GAAP adjustments, (ix) net cash provided by operating activities, (x) net cash used in investing activities, (xi) acquisition of businesses, net of cash acquired, (xii) receipts from note receivable, (xiii) interest expense (xiv) income tax expense, (xv) depreciation and amortization, (xvi) stock-based compensation expenses, and (xviii) changes in contingent consideration; and (2) the non-GAAP measures that exclude such information. The company presents these non-GAAP measures because it considers them an important supplemental measure of its performance. The company’s definition of these adjusted financial measures may differ from similarly named measures used by others. The company believes these measures facilitate operating performance comparisons from period to period by eliminating potential differences caused by the existence and timing of certain expense items that would not otherwise be apparent on a GAAP basis. These non-GAAP measures have limitations as an analytical tool and should not be considered in isolation or as a substitute for the company’s GAAP measures. The principal limitations of these measures are that they do not reflect the company’s actual expenses and may thus have the effect of inflating its financial measures on a GAAP basis.

About American Outdoor Brands Corporation

American Outdoor Brands Corporation (NASDAQ Global Select: AOBC) is a provider of quality products for shooting, hunting, and rugged outdoor enthusiasts in the global consumer and professional markets. The Company reports two segments: Firearms and Outdoor Products & Accessories. Firearms manufactures handgun long gun, and suppressor products sold under the Smith & Wesson®, M&P®, Thompson/Center Arms™, and Gemtech® brands as well as provides forging, machining, and precision plastic injection molding services. Outdoor Products & Accessories provides shooting, hunting, and outdoor accessories, including reloading, gunsmithing, and gun cleaning supplies, tree saws, vault accessories, knives, laser sighting systems, tactical lighting products, and survival and camping equipment. Brands in Outdoor Products & Accessories include Smith & Wesson®, M&P®, Thompson/Center Arms™, Crimson Trace®, Caldwell® Shooting Supplies, Wheeler® Engineering, Tipton® Gun Cleaning Supplies, Frankford Arsenal® Reloading Tools, Lockdown® Vault Accessories, Hooyman® Premium Tree Saws, BOG POD®, Golden Rod® Moisture Control, Schrade®, Old Timer®, Uncle Henry®, Imperial®, Bubba Blade®, and UST®. For more information on American Outdoor Brands Corporation, call (844) 363-5386 or log on to www.aob.com.

Safe Harbor Statement

Certain statements contained in this press release may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include, among others, our long-term strategy of being the leading provider of quality products for the shooting, hunting, and rugged outdoor enthusiast market; our plan to continue investing in our new logistics facility; our belief that our new logistics facility will improve our operating efficiencies and customer service levels, and will allow for a quicker and more efficient integration of future acquisitions; our belief that our use of tax incentives and capital lease opportunities will limit our cash expenditure related to the logistics facility to approximately $21 million in the current fiscal year; and our expectations for net sales, GAAP income per diluted share, acquisition-related costs, amortization of acquired intangible assets, fair value inventory step-up and backlog expense, tax effect of non-GAAP adjustments, and non-GAAP income per diluted share for the second quarter of fiscal 2019 and for fiscal 2019. We caution that these statements are qualified by important risks, uncertainties and other factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include, among others, economic, social, political, legislative, and regulatory factors; the potential for increased regulation of firearms and firearm-related products; actions of social activists that could have an adverse effect on our business; the impact of lawsuits; the demand for our products; the state of the U.S. economy in general and the firearm industry in particular; general economic conditions and consumer spending patterns; our competitive environment; the supply, availability and costs of raw materials and components; speculation surrounding fears of terrorism and crime; our anticipated growth and growth opportunities; our ability to increase demand for our products in various markets, including consumer, law enforcement, and military channels, domestically and internationally; our penetration rates in new and existing markets; our strategies; our ability to maintain and enhance brand recognition and reputation; risks associated with the establishment of our new 630,000 square foot national logistics facility; our ability to introduce new products; the success of new products; our ability to expand our markets; our ability to integrate acquired businesses in a successful manner; the general growth of our outdoor products and accessories business; the potential for cancellation of orders from our backlog; and other risks detailed from time to time in our reports filed with the SEC, including our Annual Report on Form 10-K for the fiscal year ended April 30, 2018.

AMERICAN OUTDOOR BRANDS CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

	As of:
	July 31, 2018	April 30, 2018
	(In thousands, except par value and share data)
ASSETS
Current assets:
Cash and cash equivalents	$25,238	$48,860
Accounts receivable, net of allowance for doubtful accounts of $1,774 on July 31, 2018 and $1,824 on April 30, 2018	41,504	56,676
Inventories	166,891	153,353
Prepaid expenses and other current assets	9,250	6,893
Income tax receivable	1,034	4,582

Total current assets	243,917	270,364

Property, plant, and equipment, net	172,788	159,125
Intangibles, net	107,454	112,760
Goodwill	191,203	191,287
Other assets	11,483	11,524

	$726,845	$745,060

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$31,622	$33,617
Accrued expenses	37,524	41,632
Accrued payroll and incentives	9,861	10,514
Accrued income taxes	857	513
Accrued profit sharing	1,537	1,283
Accrued warranty	6,167	6,823
Current portion of notes and loans payable	6,300	6,300

Total current liabilities	93,868	100,682
Deferred income taxes	11,349	12,895
Notes and loans payable, net of current portion	153,837	180,304
Capital lease payable, net of current portion	34,206	22,143
Other non-current liabilities	6,905	6,888

Total liabilities	300,165	322,912

Commitments and contingencies
Stockholders’ equity:
Preferred stock, $.001 par value, 20,000,000 shares authorized, no shares issued or outstanding	—	—
Common stock, $.001 par value, 100,000,000 shares authorized, 72,550,428 shares issued and 54,383,566 shares outstanding on July 31, 2018 and 72,433,705 shares issued and 54,266,843 shares outstanding on April 30, 2018	73	72
Additional paid-in capital	255,189	253,616
Retained earnings	392,181	389,146
Accumulated other comprehensive income	1,612	1,689
Treasury stock, at cost (18,166,862 shares on July 31, 2018 and April 30, 2018)	(222,375)	(222,375)

Total stockholders’ equity	426,680	422,148

	$726,845	$745,060

AMERICAN OUTDOOR BRANDS CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF INCOME/(LOSS)

(Unaudited)

	For the Three Months Ended
	July 31, 2018	July 31, 2017
	(In thousands, except per share data)
Net sales	$138,833	$129,021
Cost of sales	86,411	88,389

Gross profit	52,422	40,632

Operating expenses:
Research and development	2,810	2,786
Selling and marketing	11,615	11,718
General and administrative	24,521	29,328

Total operating expenses	38,946	43,832

Operating income/(loss)	13,476	(3,200)

Other (expense)/income, net:
Other (expense)/income, net	(18)	1,298
Interest expense, net	(2,001)	(2,391)

Total other (expense)/income, net	(2,019)	(1,093)

Income from operations before income taxes	11,457	(4,293)
Income tax expense/(benefit)	3,812	(2,128)

Net income/(loss)	7,645	(2,165)
Net income/(loss) per share:
Basic	$0.14	$(0.04)

Diluted	$0.14	$(0.04)

Weighted average number of common shares outstanding:
Basic	54,345	53,905
Diluted	54,931	53,905

AMERICAN OUTDOOR BRANDS CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	For the Three Months Ended
	July 31, 2018	July 31, 2017
	(In thousands)
Cash flows from operating activities:
Net income/(loss)	$7,645	$(2,165)
Adjustments to reconcile net income/(loss) to net cash provided by/(used in) operating activities:
Depreciation and amortization	12,852	13,769
Loss on sale/disposition of assets	7	5
Provision for losses on accounts receivable	55	227
Deferred income taxes	(1,520)	—
Change in fair value of contingent consideration	—	(1,300)
Stock-based compensation expense	1,990	1,888
Changes in operating assets and liabilities:
Accounts receivable	15,208	15,470
Inventories	(13,538)	(29,385)
Prepaid expenses and other current assets	(2,363)	(2,233)
Income taxes	3,892	(2,107)
Accounts payable	(3,921)	(12,752)
Accrued payroll and incentives	(653)	(12,051)
Accrued profit sharing	254	1,611
Accrued expenses	(8,568)	(5,520)
Accrued warranty	(656)	(42)
Other assets	(62)	(217)
Other non-current liabilities	17	310

Net cash provided by/(used in) operating activities	10,639	(34,492)

Cash flows from investing activities:
Payments to acquire patents and software	(190)	(97)
Proceeds from sale of property and equipment	1	—
Payments to acquire property and equipment	(6,919)	(4,691)

Net cash used in investing activities	(7,108)	(4,788)

Cash flows from financing activities:
Proceeds from loans and notes payable	—	25,000
Payments on capital lease obligation	(161)	(161)
Payments on notes and loans payable	(26,575)	(1,575)
Proceeds from exercise of options to acquire common stock	139	—
Payment of employee withholding tax related to restricted stock units	(556)	(2,161)

Net cash (used in)/provided by financing activities	(27,153)	21,103

Net decrease in cash and cash equivalents	(23,622)	(18,177)
Cash and cash equivalents, beginning of period	48,860	61,549

Cash and cash equivalents, end of period	$25,238	$43,372

Supplemental disclosure of cash flow information
Cash paid for:
Interest	$1,212	$3,199
Income taxes	484	417

RECONCILIATION OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES

(Dollars in thousands, except per share data)

(Unaudited)

	For the Three Months Ended
	July 31, 2018		July 31, 2017
	$	% of Sales	$	% of Sales
GAAP gross profit	$52,422	37.8%	$40,632	31.5%
Fair value inventory step-up	150	0.1%	—	—

Non-GAAP gross profit	$52,572	37.9%	$40,632	31.5%

GAAP operating expenses	$38,946	28.1%	$43,832	34.0%
Amortization of acquired intangible assets	(5,446)	-3.9%	(5,685)	-4.4%
Transition costs	—	—	(312)	-0.2%
Acquisition-related costs	—	—	(417)	-0.3%

Non-GAAP operating expenses	$33,500	24.1%	$37,418	29.0%

GAAP operating income/(loss)	$13,476	9.7%	$(3,200)	-2.5%
Fair value inventory step-up	150	0.1%	—	—
Amortization of acquired intangible assets	5,446	3.9%	5,685	4.4%
Transition costs	—	—	312	0.2%
Acquisition-related costs	—	—	417	0.3%

Non-GAAP operating income	$19,072	13.7%	$3,214	2.5%

GAAP net income/(loss)	$7,645	5.5%	$(2,165)	-1.7%
Fair value inventory step-up	150	0.1%	—	—
Amortization of acquired intangible assets	5,446	3.9%	5,685	4.4%
Transition costs	—	—	312	0.2%
Acquisition-related costs	—	—	417	0.3%
Change in contingent consideration	—	—	(1,300)	-1.0%
Tax effect of non-GAAP adjustments	(1,550)	-1.1%	(1,790)	-1.4%

Non-GAAP net income	$11,691	8.4%	$1,159	0.9%

GAAP net income/(loss) per share - diluted	$0.14		$(0.04)
Fair value inventory step-up	—		—
Amortization of acquired intangible assets	0.10		0.10
Transition costs	—		0.01
Acquisition-related costs	—		0.01
Change in contingent consideration	—		(0.02)
Tax effect of non-GAAP adjustments	(0.03)		(0.03)

Non-GAAP net income per share - diluted	$0.21		$0.02 (a)

(a)	Non-GAAP net income per share does not foot due to rounding.

AMERICAN OUTDOOR BRANDS CORPORATION AND SUBSIDIARIES

RECONCILIATION OF NET OPERATING CASH FLOW TO FREE CASH FLOW

(In thousands)

(Unaudited)

	For the Three Months Ended
	July 31, 2018	July 31, 2017
Net cash provided by/(used in) operating activities	$10,639	$(34,492)
Net cash used in investing activities	(7,108)	(4,788)

Free cash flow	$3,531	$(39,280)

AMERICAN OUTDOOR BRANDS CORPORATION AND SUBSIDIARIES

RECONCILIATION OF GAAP NET INCOME/(LOSS) TO NON-GAAP ADJUSTED EBITDAS

(in thousands)

(Unaudited)

	For the Three Months Ended
	July 31, 2018	July 31, 2017
GAAP net income/(loss)	$7,645	$(2,165)
Interest expense	2,031	2,391
Income tax (benefit)/expense	3,812	(2,128)
Depreciation and amortization	12,744	13,527
Stock-based compensation expense	1,989	1,888
Fair value inventory step-up	150	—
Acquisition-related costs	—	417
Corporate rebranding expenses	—	312
Change in contingent consideration	—	(1,300)

Non-GAAP Adjusted EBITDAS	$28,371	$12,942